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2 PAGE 03 FORWARD-LOOKING STATEMENTS 04 2021 OUTLOOK & ASSUMPTIONS 05 EVOLVING PORTFOLIO GAAP NOI COMPOSITION 06 NOI CONTRIBUTION BY LOCATION 07 LEASING ACTIVITY 08 CORE OPERATING PORTFOLIO OCCUPANCY 09 DEVELOPMENT VALUE CREATION 10 GENERAL CONTRACTING AND REAL ESTATE SERVICES 11 MEZZANINE INVESTMENT PROGRAM 12 ANTICIPATED INCOME COMPOSITION 13 DEBT MATURITIES 14 COVID UPDATE 16 HARBOR POINT DEVELOPMENT 17 SOLIS GAINESVILLE 18 CHRONICLE MILL 19 WILLS WHARF 20 SOLIS NEXTON TABLE OF CONTENTS SECTION

3FORWARD-LOOKING STATEMENTS This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 11, 2021, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 11, 2021. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2021 outlook and related assumptions, projections, anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC, including the company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. The Company's actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company's filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company's ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company's tenants' and other third parties' businesses and financial condition that adversely affect the ability and willingness of the Company's tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company's properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company's ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) uncertainty regarding the timing of distribution and effectiveness of COVID-19 vaccines; (d) the Company's ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (e) the Company's ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

42021 OUTLOOK & ASSUMPTIONS LOW HIGH Total NOI $116.3M $117.3M Construction Segment Gross Profit $4.0M $5.3M G&A Expenses $14.3M $14.8M Mezzanine Interest Income $17.7M $18.1M Interest Expense $31.0M $31.7M Normalized FFO Per Diluted Share $0.98 $1.02 GUIDANCE ASSUMPTIONS • Acquisition of Delray Beach Plaza Whole Foods in the first quarter • New $23M preferred equity mezzanine loan for Solis Nexton beginning 2Q21 (see slide 20 in the Guidance Presentation) • Disposition of a Kroger-anchored shopping center in the second quarter for $5.5M • Interest expense based on Forward LIBOR Curve, which forecasts rates ending the year at 0.15% • Opportunistic sale of common stock through the ATM program, resulting in a full year weighted average share count of 82.5M

5EVOLVING PORTFOLIO GAAP NOI COMPOSITION 2020 2021 Guidance Midpoint Retail Entertainment & Mixed-Use Retail Multifamily Office Projected Property Segment NOI Fully Stabilized (2)(3) (1) Includes AHH rent and excludes expenses associated with the Company’s in house asset management division. (2) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 9 for schedule). (3) Includes NOI from AHH portion of joint venture to develop T. Rowe Price Global HQ and excludes all predevelopment projects. $ in millions 43% 6% 26% 25% 37% 7%26% 30% PORTFOLIO COMPOSITION (1) 2020 2021 GUIDANCE MIDPOINT FULLY STABILIZED (2)(3) RETAIL $49 $45 $51 ENTERTAINMENT & MIXED-USE RETAIL $7 $8 $10 OFFICE $30 $30 $47 MULTIFAMILY $28 $36 $52 TOTAL $114 $119 $160 Fully stabilized portfolio expected to bring over 40% of NOI growth

6 TOWN CENTER OF VIRGINIA BEACH 42% OTHER VIRGINIA 50% NORTH CAROLINA 8% NOI CONTRIBUTION BY LOCATION (1) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 9 for schedule). 2013 (24 properties) PROJECTED PORTFOLIO FULLY STABILIZED(1) (62 properties)

7LEASING ACTIVITY HARRISONBURG MULTIFAMILY Located nearby James Madison University in Harrisonburg, VA, this is a 228-unit multifamily project with an adjacent 342 space parking garage. The on-site Regal Cinemas and surface level parking will remain open and operating throughout this development. Leasing Activity Signed 56,815 At Lease 46,282 Total 103,097 Significant Known Terminations Tenant Property Effective Termination Date SF Impact LOI or at Lease Activity/Opportunity Bed, Bath, & Beyond North Point Center 1/31/2021 30,000 Full space under LOI negotiations Bed, Bath, & Beyond Wendover Village 1/31/2021 33,696 33,696 100% re-leased as-is Regal Cinemas Columbus Village II 10/20/2020 51,545 51,545 100% re-leased to Regal with development rights Regal Cinemas Harrisonburg Regal 10/25/2020 49,000 49,000 100% re-leased to Regal with multifamily development rights Total Significant Known Terminations 164,241 134,241 Total 237,338

8CORE OPERATING PORTFOLIO OCCUPANCY(1) (1) As of 12/31 of respective year. (2) Estimated occupancy as of 12/31/21. 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 E ⁽² ⁾ 50% 60% 70% 80% 90% 100% Average Occupancy Since IPO 95%

9DEVELOPMENT VALUE CREATION (1) For our ownership structure, see page 18 & 19 of the 4Q20 Supplemental package. (2) Timing and investment amounts are estimates and subject to change as the development process demands. (3) Reflects AHH portion of joint venture cost. (4) AHH receives preferred return on investment. T. Rowe Project Development/ Redevelopment Value PROJECT (1) PROPERTY TYPE INITIAL OCCUPANCY (2) TOTAL COST (2) UNCONSOLIDATED JOINT VENTURE T. Rowe Price Global HQ Baltimore, MD Office 2Q24 $125M (3) DEVELOPMENT Chronicle Mill Belmont, NC Multifamily 3Q22 85% (4) $54M Harrisonburg Multifamily Harrisonburg, VA Multifamily TBD 100% $45M Solis Gainesville Gainesville, GA Multifamily 2Q22 95% (4) $52M Southern Post Roswell, GA Mixed-Use TBD 100% $95M DELIVERED NOT STABILIZED Premier Retail Virginia Beach, VA Retail 3Q18 $18M Wills Wharf Baltimore, MD Office 2Q20 $120M PRE-DEVELOPMENT (not included in value creation) Columbus Village II Virginia Beach, VA Mixed-Use TBD 100% TBD Parcel 4 Mixed-Use (Unconsolidated JV) Baltimore, MD Mixed-use/ Garage TBD 60% TBD Ten Tryon Charlotte, NC Mixed-Use TBD 80% (4) TBD 100% AHH Ownership 100% 50%

10GENERAL CONTRACTING AND REAL ESTATE SERVICES Third-Party Construction Backlog As of 12/31/20 $71M $ in thousands, unless otherwise stated (1) 2018 3rd party gross profit includes $3.4M sale of build-to-suit distribution center. THIRD-PARTY GROSS PROFIT - $ 50,000 $ 100,000 $ 150,000 $ 200,000 $ 250,000 $ 300,000 2013 2014 2015 2016 2017 2018⁽¹⁾ 2019 2020 2021E Internal Volume⁽¹⁾ 3rd Party Volume - $ 2,000 $ 4,000 $ 6,000 $ 8,000 2013 2014 2015 2016 2017 2018⁽¹⁾ 2019 2020 2021E 2022 2023 Management's Goal VOLUME TYPICAL THIRD-PARTY CONSTRUCTION GROSS PROFIT $4M-6M

11MEZZANINE INVESTMENT PROGRAM (1) Timing, investment, and income amounts are estimates and subject to change as the development process demands. (2) Does not include Delray Beach Whole Foods due to non-accrual status and expected acquisition in 1Q21. (3) Includes exit fee. (4) 100% preferred equity, with economic terms and accounting consistent with a mezzanine loan. Expected to commence in 2Q21. (5) Management’s goal is $8-10M of mezzanine interest income. MEZZANINE PROGRAM SIZE PROJECT (2) PRODUCT LOCATION PROJECTED PRINCIPAL MEZZANINE F INANCING (1) Solis Apartments at Interlock Multifamily Atlanta, GA $23M $4M The Interlock Mixed-Use Atlanta, GA $67M $12M (3) Solis Nexton (4) Multifamily Summerville, SC $23M $2M 2021 ESTIMATED GROSS INTEREST INCOME

12ANTICIPATED INCOME COMPOSITION (1) Assumes announced pipeline is delivered/stabilized (see page 9 for schedule) and operating portfolio maintains 95% occupancy. (2) Includes AHH rent elimination, anticipated Delray Beach Plaza acquisition, NOI from AHH portion of T Rowe Price Global HQ (unconsolidated JV). (3) Excludes expenses associated with the Company’s in house asset management division and all predevelopment projects. (4) Based on management’s goals. $ in millions 2020 2021E 2022 2023 Fully Stabilized Portfolio⁽¹⁾ Construction Income⁽⁴⁾ $ 8 $ 5 $ 5 $ 5 $ 5 Mezz Income⁽⁴⁾ 20 18 12 9 9 Fee Income⁽⁴⁾ 28 23 17 14 14 Portfolio NOI⁽²⁾⁽³⁾ 114 119 128 138 160 Total $ 142 $ 142 $ 145 $ 152 $ 174

13DEBT MATURITIES(1) $ in millions, as of 1/31/21 ~6.2 years 3.4% 2.3x Weighted Average Maturity Weighted Average Interest Rate Fixed Fixed Charge Coverage 2.3% Weighted Average Interest Rate Variable (1) Includes the effect refinancing two loans after 12/31/20. (2) Expect to close on Southgate refinancing in the first quarter of 2021.

14OVERALL COLLECTIONS(1) 4 Q 2 0 C O L L E C T I O N S (2) 4 Q 2 0 T O P 2 0 C O L L E C T I O N S (2) (1) Data reported relates to rent charges and collections through 1/31/21 and does not correspond to the reporting segment classification of the properties as a whole. (2) As a percentage of 4Q20 rent and recovery charges due. Collected Outstanding 98% 1% 1% 100% $ in thousands, as of 1/31/21 COLLECTIONS BY SECTOR OFFICE MULTIFAMILY RETAIL TOTAL Period $ % $ % $ % $ % 2Q20 $ 9,810 100% $10,528 99% $12,392 74% $ 32,730 88% 3Q20 $ 9,895 100% $12,187 98% $15,261 93% $ 37,343 96% 4Q20 $ 10,143 100% $14,276 99% $16,196 96% $ 40,615 98% TOTAL $ 29,848 100% $36,991 99% $43,849 88% $ 110,688 94% Jan-21 $ 3,473 100% $ 4,946 98% $ 5,345 95% $ 13,764 97%

15COVID-19 EFFECT T o t a l D e f e r r a l s (1) Repayment Period 2021 2022 $1,780 $1,500 $280 Deferred Rent Outstanding⁽¹⁾ $ in thousands, as of 1/31/21 Period Deferred Rent Due Deferred Rent Collected Repayment Outstanding 2020 YTD $ 1,490 $ 1,380 93% $ 110 7% Jan 2021 $ 250 $ 190 76% $ 60 24% T o t a l D e f e r r e d R e n t C o l l e c t i o n s 93% 76% 7% 24% 2020 YTD Jan 2021 Repayment OutstandingDeferred Rent Collected deferred rent due collected in 202093% (1) Excludes 2 Regal Cinemas leases.

16HARBOR POINT DEVELOPMENT Cash Equity Commitment from AHH ~$30M Ownership in JV with Beatty Development Group 50% Estimated Cash Construction Fees ~$4-5M T. Rowe Price Global HQ Site Build-To-Suit Office, Complementary Retail, Parking & Public Space Improvements PRE-DEVELOPMENT Parcel 4 Mixed-Use Mixed-Use building including multifamily and retail with structured parking 2 3 14 6 5 1 - Thames Street Wharf 2 - 1405 Point 3 - Wills Wharf 4 - T. Rowe Price Global HQ 5 - Parcel 4 Mixed-Use 6 - Exelon Building Owned 100% by AHH JV with Beatty Development Group Built by AHH (not owned) Unconsolidated Joint Ventures Off Balance Sheet Estimated & Preliminary Total Development Cost $250M

17 $52M total development cost 223 multifamily units Located an hour north of Atlanta, GA, Solis Gainesville will be a $52 million multifamily development joint-venture with our partners, Terwilliger Pappas. This 223-unit development commenced construction during the third quarter of 2020. SOLIS GAINESVILLE

18 Chronicle Mill is a historic textile mill that will be revitalized into a mixed-use project. Located just outside of Charlotte, North Carolina, the project will include 238 apartment units and 8,600 square feet of retail space. A portion of the site is expected to be simultaneously developed into townhomes by another developer. CHRONICLE MILL Belmont, NC location 238 apartment units 8,600 square feet of retail

19 Wills Wharf is an 8-story mixed-use property located in Harbor Point, between Thames Street Wharf, 1405 Point, and the future T. Rowe Price Global Headquarters. Delivered in 2020, Canopy by Hilton and EY are amongst the open tenants at Wills Wharf. $120M Total estimated development cost 100% Ownership 327,000 square feet of mixed-use hotel and class A office space THAMES STREET WHARF WILLS WHARF FUTURE T ROWE PRICE GLOBAL HQ 1405 POINT WILLS WHARF

AHH LISTED NYSE

SOLIS NEXTON

Investment

20


SOLIS


Nexton Planned Community
Solis Nexton
Nexton Square

$23M loan contribution

320 multifamily units

Solis Nexton is a 320-unit multifamily project located in Summerville, SC. This $23 million preferred equity mezzanine loan with Terwilliger Pappas will complement the recent acquisition of the 127,000 square foot open-air lifestyle center, Nexton Square.